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                                                                   Exhibit 10(d)


                                 FIRST AMENDMENT
                                     TO THE
                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                           DEFERRED COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                          (JANUARY 1, 1997 RESTATEMENT)

         WHEREAS, the Applied Industrial Technologies, Inc. Deferred Compensation Plan for Non-Employee Directors (formerly known as Bearings, Inc. Deferred Compensation Plan for Non-Employee Directors and hereinafter referred to as the "Plan") was established, effective as of July 1, 1991, by Applied Industrial Technologies, Inc. (formerly known as Bearings, Inc. and hereinafter referred to as the "Company") to provide non-employee Directors of the Company with the option to defer receipt of all or a portion of the compensation payable to them for services as Directors; and

         WHEREAS, effective as of January 1, 1997, the Plan was amended and restated; and

         WHEREAS, the Company desires to amend the Plan;

         NOW, THEREFORE, effective as of May 1, 1998, the Plan is hereby amended in the following respects.

         1. Section 2.2 of the Plan is hereby amended to provide as follows:

                           2.2 EFFECTIVENESS OF ELECTIONS. Elections to defer
                  compensation for future services as a Director shall be effective upon the delivery of an Election Form to the Committee and, subject to the provisions of Section 2.3, shall be irrevocable upon the commencement of the next subsequent Fiscal Year quarter. Subject to the provisions of Article IV and Section 6.7, amounts deferred pursuant to any election hereunder shall be invested and distributed in the manner and at the time set forth in such Election Form.

         2. Section 2.3 of the Plan is hereby amended to provide as follows:

                           2.3 AMENDMENT AND TERMINATION OF ELECTIONS. A
                  Director may terminate or amend his election to defer receipt of compensation as a Deferral under the Plan with respect to subsequent Fiscal Year quarters in a written notice delivered to the Committee prior to commencement of the Fiscal Year quarter with respect to which such compensation will be earned and such notice will be effective. Any amendment which serves only to change a designation of a Beneficiary shall be permitted at any time and shall be effective upon delivery to the Committee in such form and manner as may be required by the Committee. Any amendment which changes the time or manner for payment of amounts credited to a Participant's Deferral Account pursuant to Section 3.1 shall be made only pursuant to the provisions of Article IV.


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         3.       Section 4.1 of the Plan is hereby amended to provide as
                  follows:

                           4.1 METHOD OF DISTRIBUTION. The value of a
                  Participant's Deferral Account deemed invested in a fund comprised of Common Shares shall be distributed in Common Shares and the value of a Participant's Deferral Account deemed otherwise invested shall be distributed in cash. Such value shall be determined as of the most recent Valuation Date. Subject to the provisions of Section 4.2, a distribution from a Participant's Deferral Account shall be made either in a lump sum or in equal annual installments over a period of not more than ten years as specified in such Participant's Election Form.

         4. Section 4.2 of the Plan is hereby amended to provide as follows:

                           4.2 TIME OF PAYMENTS. Except as otherwise provided in
                  this Section 4.2 or Section 4.3, distribution of the value of a Deferral from a Participant's Deferral Account shall commence on the date specified in his applicable Election Form. Notwithstanding any other provision of the Plan to the contrary, a Participant may elect to change the manner and the time of the distribution of the value of any Deferral no later than 30 days prior to his termination as a Director or, if earlier, the date he had previously elected to receive distribution of such Deferral; provided, however, that if such Participant is terminated as a Director with less than 30 days notice, such Participant may elect to change the manner and time of distribution of the value of any Deferral during the period which commences as of the day he receives notice of his termination as a Director and ends ten days thereafter. Notwithstanding the foregoing, except in the case of the termination of a Participant as a Director, in no event may a Participant change the time and manner of the distribution of a Deferral which has been previously changed in the immediately preceding three-year period.

         5. Section 4.4 of the Plan is hereby amended to provide as follows:

                           4.4 DISTRIBUTIONS UPON DEATH. Upon the death of a
                  Participant, the balance of his Deferral Account shall be paid to his Beneficiary either in a lump sum or equal installments over a period of not more than ten years pursuant to an election of the Beneficiary; provided, however, that such election shall be subject to the approval of the Committee.

         Executed at Cleveland, Ohio this   1st   day of     May   , 1998.
                                          -------        ----------

                             APPLIED INDUSTRIAL TECHNOLOGIES, INC.


                             By:    /s/ John R. Whitten
                                 ----------------------------------------------
                                Title: Vice President-Chief Financial Officer &
                                       Treasurer


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